SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2006

First Bancshares, Inc.

(Exact name of registrant as specified in its charter)

          Missouri

    000-22842

     43-1654695

State or other jurisdiction

   Commission

(I.R.S. Employer

     of incorporation

  File Number

Identification No.)

142 East First Street, Mountain Grove, Missouri

    65711

(Address of principal executive offices)

 (Zip Code)

Registrant's telephone number (including area code)  (417) 926-5151

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On February 22, 2006, First Bancshares Inc. (“Corporation”) granted 1,000 non-qualified stock options to each of Thomas M. Sutherland and Billy E. Hixon, Directors of the Corporation.  The stock option grants were made pursuant to the Corporation’s 2004 Stock Option Plan. Forms of the Non-Qualified Stock Option Agreement and the Incentive Stock Option Agreement under the 2004 Stock Option Plan are included as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

Exhibit

10.1

Form of Non-Qualified Stock Option Agreement

10.2

Form of Incentive Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST BANCSHARES, INC.

DATE: February 28, 2006

By:

 /s/ James W. Duncan

James W. Duncan

President and Chief Executive Officer

(Principal Executive Officer)

By:

 /s/Susan J. Uchtman

Susan J. Uchtman

Chief Financial Officer

(Principal Financial and Accounting Officer)

Exhibit 10.1

Form of Non-Qualified Stock Option Agreement

Exhibit 10.2

Form of Incentive Stock Option Agreement